UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2011
MAD CATZ INTERACTIVE, INC.
(Exact Name of Registrant as Specified in Charter)

Canada	001-14944	N/A

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7480 Mission Valley Road, Suite 101
San Diego, California 92108
(Address of Principal Executive Offices)

(619) 683-9830
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     On May 5, 2011, Mad Catz Interactive, Inc. issued a press release announcing the repayment of all of the convertible loan notes issued in its purchase of the Saitek group of companies in November 2007 and confirming the closing of previously reported $12.2 million private placement transaction on April 21, 2011. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits
     (d) Exhibits.

99.1	Press Release, dated May 5, 2011, issued by Mad Catz Interactive, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2011	MAD CATZ INTERACTIVE, INC.
	By:	/s/ Allyson Evans
		Name:	Allyson Evans
Its: Interim Chief Financial Officer